                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                             ENDED MAY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

KEMPER
MUNCIPAL INCOME TRUST



                  "...We concentrated on keeping the
                  fund fully invested in solid muncipal bond
                      issues throughout the period..."


                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER MUNICIPAL
INCOME TRUST                      3.90%      -1.17%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                    AS OF     AS OF
                                   5/31/98   11/30/97
--------------------------------------------------------------------------------
NET ASSET VALUE                     $12.37     $12.33
--------------------------------------------------------------------------------
MARKET PRICE                        $13.50     $14.13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 1998.

                                         KEMPER
                                       MUNICIPAL
                                      INCOME TRUST
--------------------------------------------------------------------------------
SIX-MONTHS INCOME:                    $0.4350
--------------------------------------------------------------------------------
MAY DIVIDEND:                         $0.0725
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)             7.03%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                6.44%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION
RATE: (BASED ON NET ASSET VALUE AND A
37.1% FEDERAL INCOME TAX RATE)        11.18%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION
RATE: (BASED ON MARKET PRICE AND A
37.1% FEDERAL INCOME TAX RATE)        10.24%
--------------------------------------------------------------------------------

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

TERMS TO KNOW

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period. Total return may be based upon net asset value or market price.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[MIER PHOTO]

CHRISTOPHER MIER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986 AND IS A MANAGING DIRECTOR. MIER IS A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER MUNICIPAL INCOME TRUST. MIER RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND EARNED HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER MUNICIPAL INCOME TRUST EXPERIENCED STRONG PERFORMANCE DURING THE SIX-MONTH PERIOD AGAINST A BACKDROP OF RECORD LOW INFLATION, HIGH NEW
ISSUE VOLUME AND THE ASIAN MARKETS AND CURRENCIES CRISIS. PORTFOLIO MANAGER CHRIS MIER EXPLAINS HOW THESE FACTORS AFFECTED THE FUNDS AND MUNICIPAL MARKET AND WHAT HE EXPECTS FOR THE REMAINDER OF THE FUND'S FISCAL YEAR.

Q     KEMPER MUNICIPAL INCOME TRUST PERFORMED WELL DURING THE SIX-MONTH PERIOD
ENDED MAY 31, 1998, WITH A TOTAL RETURN BASED ON NET ASSET VALUE OF 3.90 PERCENT COMPARED TO THE LIPPER ANALYTICAL SERVICE'S GENERAL MUNICIPAL DEBT CATEGORY AVERAGE OF 4.06 PERCENT. TO WHAT DO YOU ATTRIBUTE THIS PERFORMANCE?

A     We concentrated on keeping the fund fully invested in solid municipal bond issues throughout the period, which can help explain its performance. With a closed-end fund, we don't adjust the duration of the portfolio with the same level of activity as we do in our open-end municipal bond fund.

      However, I want to add a reminder that this fund was created to deliver a high level of tax-exempt income and not primarily for total return, although we give the Lipper figures for information purposes. Since the fund's creation in 1988, it has not experienced a dividend cut or missed a monthly dividend, something we feel investors value.

Q     THE DIVIDEND WAS STABLE THROUGHOUT THE PERIOD, BUT THE MARKET PRICE FELL
THREE MONTHS IN A ROW. WHY?

A     Market price made a big comeback in May when it gained 5.97 percent after falling in February, March and April. We announced in February we were lowering the dividend of Kemper Strategic Municipal Income Trust. In my view, I think the implication of the cut for Kemper Strategic Municipal Income Trust had a negative impact on this fund. It's also my opinion that once it was clear a cut was not in the plans for Kemper Municipal Income Trust, the fund benefited, resulting in the comeback in May.

Q     WHAT OVERALL MARKET FACTORS AFFECTED THE MUNICIPAL BOND MARKET DURING
THESE SIX MONTHS?

A     Strong economic growth, lower-than-expected inflation, declining interest rates and, of course, the continuation of the Southeast Asian currency and market crisis were the main four factors that affected the municipal bond market from December 1, 1997 through May 31, 1998.

Q     YOU MENTION THE SOUTHEAST ASIAN CURRENCY AND MARKET CRISIS AS A FACTOR
AFFECTING THE BOND MARKET. COULD YOU EXPLAIN THE EFFECT THE CRISIS HAD ON THE MARKET?

A     When the Hong Kong stock market followed other Asian markets and crashed last fall, investors worldwide sought safe investment vehicles. U.S. dollar and dollar-denominated investments, particularly those of high quality and liquidity, such as U.S. Treasuries, experienced a massive cash inflow. This is generally referred to as "flight to quality." The municipal bond market, which often moves in tandem with the Treasury market, benefited from the resulting declining interest rate environment.

PERFORMANCE UPDATE

Q     THE AMOUNT OF NEW MUNICIPAL ISSUES CONTINUES AT A HEAVY RATE. WHAT EFFECT
DID THIS HAVE ON THE MARKET AND THE FUND'S PERFORMANCE?

A     The volume of new issues forced municipal rates to stay attractive relative to their taxable counterparts. Municipal rates were about 92.5 percent of a 30-year Treasury bond at the end of the fund's six-month period.

Q     DO YOU ANTICIPATE THIS HIGH VOLUME TO CONTINUE?

A     The elevated supply was due to two factors -- declining interest rates, which led to an increase in advanced refunding issues, and continued growth in new project financing. The economy has been strong with inflation not much of a threat, so municipalities can afford to undertake large capital improvements and other projects that municipal bonds are issued to finance. New issue volume has been increasing year over year, and while it will have to subside at some point, I don't see any signs of slowing yet.

Q     HOW HAS THE DIRECTION OF INTEREST RATES AFFECTED THE MARKET?

A     Throughout half of this period, the Federal Reserve Board (the Fed) had indicated a bias toward tightening rates because of strong domestic growth. When the economy expands too quickly, inflation becomes a threat. The Fed was poised to slow that growth by raising interest rates. However, minutes released in February indicated the Fed went to a neutral bias at its December meetings because it was becoming apparent the Asian crisis would have a deflationary effect and offset our very strong economy to some degree. When the Fed met again in March, it again made no move to change rates.

Q     EL NINO AND OTHER UNUSUAL WEATHER HAVE PLAGUED MUCH OF THE U.S. WILL THE
COSTS ASSOCIATED WITH REBUILDING AFFECT A MUNICIPALITY'S ABILITY TO REPAY THEIR OBLIGATIONS?

A     When a natural disaster occurs, cities, counties and states receive a great deal of federal money and insurance money to repair whatever has been destroyed, so a disaster isn't generally as much of a financial drain as would be expected.

Q     WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

A     The market is likely to be relatively range bound, and prices should remain somewhat stable. I do think rates will trend lower again once the domestic economy begins to slow somewhat due to the effect from the Asian problems.

Q     IS THIS STILL A GOOD TIME TO BE IN MUNICIPALS?

A     I think municipals are quite attractive right now. They're at high yield percentages to Treasuries and offer attractive real rates of interest because of our current low rate of inflation. If supply begins to taper off and the economy begins to slow, that should be more good news for the fund.

YEAR 2000

YEAR 2000 ISSUE
Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the municipalities whose securities are held by the fund or on global markets or economies generally.

INDUSTRY SECTORS

THE FUND'S FIVE LARGEST SECTORS*

REPRESENTING 62 PERCENT OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1998

--------------------------------------------------------------------------------
     HOLDINGS                                    PERCENT
--------------------------------------------------------------------------------
1.   U.S. GOVERNMENT SECURED                       16%

2.   ELECTRICITY BONDS                             14%

3.   AIRPORT BONDS                                 13%

4.   WASTE DISPOSAL BONDS                          10%

5.   SINGLE FAMILY HOUSING STATE BONDS              9%


PORTFOLIO STATISTICS

SECURITIES RATINGS

--------------------------------------------------------------------------------
                                                 ON 5/31/98      ON 11/30/97
--------------------------------------------------------------------------------
    AAA                                               57%             51%
--------------------------------------------------------------------------------
    AA                                                16              15
--------------------------------------------------------------------------------
    A                                                 11              14
--------------------------------------------------------------------------------
    BBB                                               11              13
--------------------------------------------------------------------------------
    BB                                                 1              --
--------------------------------------------------------------------------------
    Not rated                                          4               7
--------------------------------------------------------------------------------
                                                     100%            100%

                                                [PIE CHART]      [PIE CHART]
                                                 ON 5/31/98      ON 11/30/97


The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY


--------------------------------------------------------------------------------
                                                  ON 5/31/98    ON 11/30/97
--------------------------------------------------------------------------------
Average Maturity                                  19.9 years    20.1 years
--------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
         ISSUER                                                                           PRINCIPAL         VALUE
                                                                                             AMOUNT
--------------------------------------------------------------------------------------------------------------------
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         Greater Orlando, FL, Aviation Auth., Airport
                                           Facilities Rev., 8.00%, to be called 10-1-98 @
                                           102                                               $    120   $    124
                                         Health Facilities Auth., IL, Methodist Health
                                           Services Corp., Rev., 8.00%, to be called 2-1-99
                                           @ 103                                                1,880      1,988
                                         Puerto Rico, Gen. Oblg., 7.75%, to be called
                                           7-1-99 @ 101.50                                      5,020      5,306
                                         New York City, NY, Gen. Oblg., 7.50%,
                                           to be called 8-1-99 @ 101.50                         7,670      8,106
                                         Health Facilities Auth., IL, Bethany Home and
                                           Hospital of the Methodist Church, Rev., 8.625%,
                                           to be called 2-15-00 @ 102                           6,470      7,083
                                         Health Care Facilities Auth., WA, Rev., 7.75%,
                                           to be called 5-1-00 @ 102                            4,200      4,570
                                         Dormitory Auth., NY, State University Educational
                                           Facilities, Rev., 7.375%, to be called 5-15-00 @
                                           102                                                  1,355      1,469
                                         Volusia County, FL, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25% to be
                                           called 6-1-00 @ 102                                  7,000      7,692
                                         Public Power Supply System, WA, Nuclear Proj. #2,
                                           Rev., 7.00%, to be called 7-1-00 @ 102              15,500     16,713
                                         West Plains, MO, Industrial Dev. Auth., Ozarks
                                           Medical Center Proj., Rev., 8.625%,
                                           to be called 9-15-00 @ 102                           3,600      4,028
                                         Denver, CO, City and County Airport Improvement
                                           Rev., 8.50%, to be called 11-15-00 @ 102               390        438
                                         Greene County, PA, Gen. Oblg., 8.75%,
                                           to be called 12-1-00 @ 100                           2,945      3,277
                                         Urban Dev. Corp., NY, State Facilities, Rev.,
                                           7.50%, to be called 4-1-01 @ 102                     6,695      7,440
                                         Housing Finance Agcy., NY, Service Contract, Rev.,
                                           7.375%, to be called 3-15-02 @ 102                   3,000      3,398
                                         Dormitory Auth., NY, State University Educational
                                           Facilities, Rev., 7.25%, to be called 5-15-02 @
                                           102                                                  5,000      5,663
                                         Tulsa, OK, Airport Improvement Trust, Rev., 7.70%,
                                           to be called 6-1-02 @ 100                            3,315      3,739
                                         Denver, CO, City and County Airport Improvement
                                           Rev., 6.75%, to be called 11-15-02 @ 102             1,015      1,140
                                         St. Louis, MO, Regional Convention and Sports
                                           Complex Auth., Rev., 7.90%, to be called
                                           8-1-03 @ 100                                         3,445      4,045
                                         Chicago, IL, Skyway Toll Bridge, Rev., 6.75%,
                                           to be called 1-1-04 @ 102                            2,775      3,170
                                         Gen. Oblg., CA, 5.90%, to be called 3-1-05 @ 101       7,410      8,211
                                         Cuyahoga County, OH, Meridia Health System,
                                           Hospital Rev., 6.25%, to be called 8-15-05 @ 102     2,350      2,676
                                         Bay Transportation Auth., MA, General
                                           Transportation System, Rev., 5.625%, to be
                                           called 3-1-06 @ 101                                  1,900      2,073
                                         Dade County, FL, Special Oblg., Capital
                                           Appreciation, Rev., zero coupon, to be called
                                           10-1-08 @ 42.76                                      7,735      2,076
                                         Dade County, FL, Special Oblg., Capital
                                           Appreciation, Rev., zero coupon, to be called
                                           10-1-08 @ 37.66                                     16,955      4,009
                                         ---------------------------------------------------------------------------
                                         TOTAL ADVANCED REFUNDED OBLIGATIONS--15.8%                      108,434
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
      ISSUER                                                                                PRINCIPAL         VALUE
                                                                                               AMOUNT
--------------------------------------------------------------------------------------------------------------------
OTHER MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
ILLINOIS--7.4%
                                         Chicago:
                                           Gas Supply, Peoples Gas, Light and Coke Co.,
                                             Rev., 8.10%, 2020                               $  1,250   $  1,362
                                           Midway Airport, Rev., 5.625%, 2029                   4,000      4,130
                                           O'Hare International Airport, International
                                             Terminal, Special Rev., 7.625% and 8.20%, 2010
                                             and 2024                                          14,775     16,402
                                         Dev. Finance Auth.:
                                           Catholic Health Partners Services, Rev., 5.30%,
                                             2018                                               3,500      3,519
                                           Pollution Control, Commonwealth Edison Company
                                             Proj., Rev., 6.75%, 2015                           4,220      4,764
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                             2,575      2,776
                                         Health Facilities Auth, Lutheran General Health
                                           Care System, Rev., 6.00%, 2018                       1,030      1,062
                                         Housing Dev. Auth.:
                                           Multifamily Housing Rev., 5.90%, 2030                1,000      1,031
                                           Residential Mortgage, Rev., 8.10%, 2022                360        368
                                         Regional Transportation Auth., Cook, DuPage, Kane,
                                           Lake, McHenry and Will Counties, Rev.,
                                           6.125%, 2022                                         4,000      4,216
                                         Sports Facilities Auth., Rev., 7.875%, 2010            6,000      6,331
                                         Will County Exempt Facilities, Mobil Oil Refining
                                           Corp. Proj., Rev., 6.00%, 2027                       5,000      5,320
                                         ---------------------------------------------------------------------------
                                                                                                          51,281
--------------------------------------------------------------------------------------------------------------------
TEXAS--7.3%                              Angelina & Neches River Auth., Solid Waste
                                           Disposal, Champion International Corp. Proj.,
                                           Rev., 6.30%, 2018                                    2,350      2,533
                                         Brazos River Auth.:
                                           Collateralized Pollution Control, Utilities
                                             Electric Co. Proj., Rev., 5.125% and 8.25%,
                                             2019                                              11,000     11,459
                                           Houston Industries, Inc. Proj., Rev., 5.125%,
                                             2019                                               5,000      4,934
                                         College Student Loans, Gen. Oblg., 5.00%, 2021         4,015      3,814
                                         Dallas-Fort Worth International Airport Facility
                                           Improvement Corp., American Airlines, Inc.,
                                           Rev., 7.50%, 2025                                    1,500      1,618
                                         Harris County, Criminal Justice Center, Gen.
                                           Oblg., 5.625%, 2023                                  1,800      1,870
                                         Lower Neches Valley Auth., Industrial Dev. Corp.,
                                           Mobil Oil Refining Corp. Proj., Rev., 6.35% and
                                           6.40%, 2026 and 2030                                19,150     20,883
                                         Tarrant County, Health Facilities Dev. Corp.,
                                           Resources System Rev., 5.25%, 2022                   3,250      3,245
                                         ---------------------------------------------------------------------------
                                                                                                          50,356
--------------------------------------------------------------------------------------------------------------------
FLORIDA--6.0%                            Broward County, Resource Recovery, Waste Energy
                                           Co., Rev., 7.95%, 2008                               3,970      4,275
                                         Dade County, Aviation Rev., 5.75%, 2026               20,400     21,437
                                         Escambia County, Pollution Control, Champion
                                           International Corp. Proj., Rev., 6.40%, 2030         6,000      6,560
                                         Greater Orlando Aviation Auth., Airport
                                           Facilities, Rev., 8.00%, 2018                        1,130      1,166
                                         Housing Finance Agcy., Home Ownership, Rev.,
                                           8.30%, 2020                                          3,085      3,196
                                         Orange County, Tourist Development, Tax Refunding
                                           Rev., 5.125%, 2020                                   5,000      5,010
                                         ---------------------------------------------------------------------------
                                                                                                          41,644

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
      ISSUER                                                                                PRINCIPAL       VALUE
                                                                                               AMOUNT
--------------------------------------------------------------------------------------------------------------------
INDIANA--5.8%                            Employment Dev. Commission, Indianapolis Power and
                                           Light Co., Rev., 7.45%, 2019                      $ 14,215   $ 14,984
                                         Fishers, Economic Dev. Auth., Indianapolis Water
                                           Company Proj., Rev., 7.875, 2019                    10,000     10,228
                                         Indianapolis, Gas Utility System Rev., 5.875%,
                                           2024                                                14,000     14,781
                                         ---------------------------------------------------------------------------
                                                                                                          39,993
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA--5.0%                         Housing Finance Agcy., Home Mortgage, Rev.,
                                           8.30% and 8.35%, 2019                                1,885      1,928
                                         Los Angeles County:
                                           Metropolitan Transportation Auth., Sales Tax
                                             Rev., 6.00%, 2026                                  2,750      2,972
                                           Public Works Financing Lease Rev., 5.125%, 2017      4,250      4,263
                                         Orange County, Recovery Certificates of
                                           Participation, 6.00%, 2026                          11,500     12,508
                                         Regents of the University of California, Multiple
                                           Purposes Projects, Refunding Rev., 5.125%, 2020      3,000      2,990
                                         Sacramento County, Airport System, Rev., 5.90%,
                                           2024                                                 5,000      5,312
                                         State:
                                           Gen. Oblg., 5.90%, 2025                                280        297
                                           Public Works Board, Lease Rev., 5.00%, 2015          4,000      4,000
                                         ---------------------------------------------------------------------------
                                                                                                          34,270
--------------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.7%                         Economic Dev. Auth.:
                                           Educational Testing Service, Rev., 5.875%, 2026      1,400      1,444
                                           Water Facilities, New Jersey American Water Co.,
                                             Inc. Proj., Rev., 6.875% and 6.00%, 2034 and
                                             2036                                              20,775     22,914
                                         Health Care Facilities Financing Auth., General
                                           Hospital Center at Passaic, Rev., 6.75%, 2019        5,000      6,059
                                         Housing and Mortgage Finance Agcy., Home Buyer
                                           Rev., 7.70%, 2029                                    2,095      2,187
                                         ---------------------------------------------------------------------------
                                                                                                          32,604
--------------------------------------------------------------------------------------------------------------------
NEW YORK--4.1%                           Dormitory Auth.:
                                           Bronx-Lebanon Hospital Center, Rev., 5.20%, 2016     1,770      1,765
                                           City University System, Rev., 5.625%, 2016           1,500      1,594
                                           Jamaica Hospital, Rev., 5.20%, 2016                  1,000        997
                                           State University Educational Facilities, Rev.,
                                             7.00% and 7.375%, 2014 and 2016                    7,140      7,628
                                         Medical Care Facilities Finance Agcy., Mental
                                           Health Services, Rev., 7.70%, 2018                   1,525      1,560
                                         New York City, Gen. Oblg., 6.125% to 7.50%,
                                           2003 through 2025                                    4,260      4,531
                                         Niagara Frontier Transportation Auth., Greater
                                           Buffalo International Airport, Rev., 6.25%, 2024     5,750      6,199
                                         Port Auth. of New York & New Jersey, JFK
                                           International Air Terminal 6, Rev., 5.75%, 2025      4,000      4,182
                                         ---------------------------------------------------------------------------
                                                                                                          28,456
--------------------------------------------------------------------------------------------------------------------
MAINE--3.5%                              Health and Higher Educational Facilities Auth.,
                                           Rev., 5.70% and 7.00%, 2013 and 2024                 9,320     10,292
                                         Housing Auth., Mortgage Purchase Rev., 8.30%, 2028        30         30
                                         Regional Waste Systems, Inc., Solid Waste Resource
                                           Recovery, Rev., 7.85% and 8.15%, 2011               13,280     13,912
                                         ---------------------------------------------------------------------------
                                                                                                          24,234

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
      ISSUER                                                                                PRINCIPAL       VALUE
                                                                                               AMOUNT
--------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--3.3%                       Hazleton Health Services Auth., Hospital Rev.,
                                           5.625%, 2017                                      $  1,980   $  2,013
                                         Lehigh County:
                                           General Purpose Auth., Wiley House, Rev.,
                                             8.65% and 8.75%, 2004 and 2014                     5,195      5,435
                                           Industrial Dev. Auth., Pollution Control, Rev.,
                                             6.15%, 2029                                        1,500      1,648
                                         Philadelphia:
                                           Gas Works, Rev., 6.375%, 2026                        7,950      8,552
                                           Water and Wastewater, Rev., 5.00%, 2015              5,000      4,960
                                         ---------------------------------------------------------------------------
                                                                                                          22,608
--------------------------------------------------------------------------------------------------------------------
OHIO--3.2%                               Cleveland Airport Systems, Rev., 5.125%, 2017            500        496
                                         Green Springs, Health Care Facilities Rev.,
                                           7.125%, 2025                                         6,000      6,244
                                         Higher Education Facility Commission, University
                                           of Findlay Proj., Rev., 6.15% and 6.125%,
                                           2011 and 2016                                        3,635      3,815
                                         Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.65% to 8.25%, 2010 through 2029              5,061      5,302
                                         State, Building Auth., Administrative Building
                                           Fund Proj., Rev., 5.00%, 2015                        6,010      6,015
                                         ---------------------------------------------------------------------------
                                                                                                          21,872
--------------------------------------------------------------------------------------------------------------------
COLORADO--2.8%                           Adams County, Multifamily Housing, Oasis Park
                                           Apartments Proj., Rev., 6.15%, 2026                  6,580      6,900
                                         City and County of Denver, Airport Improvement
                                           Rev., 6.75% to 8.50%, 2013 through 2023              9,175     10,055
                                         Housing and Finance Auth., Single Family Program,
                                           Rev., 7.70%, 2021                                    2,610      2,703
                                         ---------------------------------------------------------------------------
                                                                                                          19,658
--------------------------------------------------------------------------------------------------------------------
WASHINGTON--2.7%                         Grant County, Public Utility District #2, Wanapum
                                           HydroElectric, Rev., 5.875%, 2031                    1,575      1,658
                                         Public Power Supply System, Nuclear Projs. #1 and
                                           #3, Rev., 5.00% and 5.60%, 2012 and 2015            17,295     17,372
                                         ---------------------------------------------------------------------------
                                                                                                          19,030
--------------------------------------------------------------------------------------------------------------------
ALABAMA--2.7%                            Docks Dept., Facilities Rev., 6.30%, 2021              8,250      9,071
                                         Jefferson County, Sewer Rev., 5.70% to 5.75%, 2020
                                           through 2027                                         9,020      9,542
                                         ---------------------------------------------------------------------------
                                                                                                          18,613
--------------------------------------------------------------------------------------------------------------------
HAWAII--2.1%                             Department of Budget and Finance, Special Purpose,
                                           Hawaiian Electric Co., Inc. Proj., Rev., 6.20%,
                                           2026                                                13,200     14,251
                                         Housing Finance and Dev. Corp., Single Family
                                           Mortgage Rev., 8.125%, 2019                            495        506
                                         ---------------------------------------------------------------------------
                                                                                                          14,757
--------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.1%                           Fairfax County Economic Dev. Auth., Resource
                                           Recovery, Ogden Martin System Proj., Rev.,
                                           7.75%, 2011                                         13,890     14,610
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--2.0%               Metropolitan Airports Auth., Airport System, Rev.,
                                           5.75%, 2020                                         13,100     13,644
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
      ISSUER                                                                                PRINCIPAL        VALUE
                                                                                               AMOUNT
--------------------------------------------------------------------------------------------------------------------
UTAH--1.8%                               Housing Finance Agcy., Single Family Mortgage
                                           Rev., 6.65%, 2026                                 $    795   $    849
                                         Intermountain Power Agcy., Power Supply System
                                           Rev., 7.75% and 5.00%, 2020 and 2021                11,700     11,654
                                         ---------------------------------------------------------------------------
                                                                                                          12,503
--------------------------------------------------------------------------------------------------------------------
VERMONT--1.8%                            Housing Finance Agcy., Mortgage Purchase Rev.,
                                           8.10%, 2022                                         11,890     12,267
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MICHIGAN--1.7%                           Chippewa County, Warren Memorial Hospital, Rev.,
                                           5.625%, 2014                                         1,500      1,521
                                         Detroit, Sewage Disposal System Rev., 5.00%, 2022      3,455      3,370
                                         Monroe County, Pollution Control, Detroit Edison
                                           Proj., 7.75%, 2019                                   6,500      6,988
                                         ---------------------------------------------------------------------------
                                                                                                          11,879
--------------------------------------------------------------------------------------------------------------------
LOUISIANA--1.6%                          Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.30%, 2020                                    2,965      3,052
                                         Public Facilities Auth., Lafayette General Medical
                                           Center Proj., Rev., 6.50%, 2022                      7,350      8,029
                                         ---------------------------------------------------------------------------
                                                                                                          11,081
--------------------------------------------------------------------------------------------------------------------
NEBRASKA--1.2%                           Investment Finance Auth., Single Family Housing
                                           Rev., 6.70%, 2026                                    7,500      7,987
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.0%                      Port Auth., Special Facilities, US Air Project,
                                           Rev., 5.875%, 2023                                   6,755      7,146
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MARYLAND--1.0%                           Howard County, Multifamily Housing, Braeland and
                                           Eden Commons Projs., Rev., 6.20%, 2023               6,750      6,892
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
IOWA--1.0%                               Housing Finance Auth., Single Family Mortgage
                                           Rev., 7.90%, 2022                                    6,030      6,359
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.0%                         Mortgage Finance Auth., Single Family Mortgage
                                           Rev., 8.30% and 7.80%, 2020 and 2021                 5,775      6,142
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
      ISSUER                                                                                PRINCIPAL       VALUE
                                                                                               AMOUNT
--------------------------------------------------------------------------------------------------------------------
STATES LESS THAN                         ID, Housing Agency., Single Family Mortgage Rev.,
ONE PERCENT--5.0%                          7.875% and 6.90%, 2021 and 2025                   $  4,595   $  4,825
                                         MO, Health and Educational Facilities Auth., Lake
                                           of the Ozarks General Hospital, Inc., Proj.,
                                           Rev., 6.50%, 2021                                    1,125      1,225
                                         MO, Housing Dev. Commission, Single Family
                                           Mortgage Rev., 7.90%, 2021                           3,365      3,476
                                         MO, St. Louis, Regional Convention and Sports
                                           Complex Auth., Rev., 7.90%, 2021                       155        173
                                         MN, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.95% and 8.00%, 2022 and 2029                 4,465      4,625
                                         NC, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.85%, 2028                                    3,220      3,379
                                         ND, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.375%, 2021                                     620        648
                                         NH, Higher Educational and Health Facilities
                                           Auth., Nashua Memorial Hospital, Rev., 6.00%,
                                           2023                                                 3,000      3,175
                                         NV, Clark County, Industrial Dev., Power Co.
                                           Proj., Rev., 6.70%, 2022                             1,750      1,905
                                         OK, Turnpike Auth., Turnpike System Rev., 7.875%,
                                           2021                                                   355        370
                                         SC, Oconee County, Pollution Control, Duke Power
                                           Co. Proj., Rev., 7.75%, 2017                         3,500      3,683
                                         TN, Chattanooga, Gen. Oblg., 5.00%, 2018               4,350      4,317
                                         WI, Housing & Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                    2,500      2,636
                                         ---------------------------------------------------------------------------
                                                                                                          34,437
                                         ---------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--81.8%                        564,323
                                         ---------------------------------------------------------------------------
                                         TOTAL MUNICIPAL OBLIGATIONS--97.6%
                                         (Cost: $622,296)                                                672,757
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--4.10% to 4.15%
INSTRUMENTS--.6%                         Due--June 1998
                                         (Cost: $4,265)                                         4,265      4,265
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.2%
                                         (Cost: $626,561)                                                677,022
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--1.8%                    12,613
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                               $689,635
                                         ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $626,561,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $50,521,000, the gross unrealized depreciation was $60,000 and the net unrealized appreciation on investments was $50,461,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $626,561)                                                $677,022
------------------------------------------------------------------------
Cash                                                                 358
------------------------------------------------------------------------
Interest receivable                                               12,838
------------------------------------------------------------------------
    TOTAL ASSETS                                                 690,218
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Management fee                                                     315
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              43
------------------------------------------------------------------------
  Trustees' fees and other                                           225
------------------------------------------------------------------------
    Total liabilities                                                583
------------------------------------------------------------------------
NET ASSETS                                                      $689,635
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 43 shares outstanding
at $5 thousand liquidation value per share                      $215,000
------------------------------------------------------------------------
Common shares, par value $.01 per share, unlimited number of
shares authorized, 38,380 shares outstanding                         384
------------------------------------------------------------------------
Paid-in surplus                                                  425,839
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (12,957)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        50,461
------------------------------------------------------------------------
Undistributed net investment income                               10,908
------------------------------------------------------------------------
NET ASSETS                                                      $689,635
------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
(net assets less remarketed preferred
shares at liquidation value divided by
common shares outstanding)                                        $12.37
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Interest income                                               $21,620
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,994
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             89
-----------------------------------------------------------------------
  Registration and remarketing fees                                 255
-----------------------------------------------------------------------
  Professional fees                                                  40
-----------------------------------------------------------------------
  Reports to shareholders                                            51
-----------------------------------------------------------------------
  Trustees' fees and other                                           72
-----------------------------------------------------------------------
    Total expenses                                                2,501
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            19,119
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                         421
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            2,256
-----------------------------------------------------------------------
Net gain on investments                                           2,677
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $21,796
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                              SIX MONTHS
                                                                 ENDED
                                                                MAY 31,      YEAR ENDED
                                                                 1998       NOVEMBER 30,
                                                              (UNAUDITED)       1997
----------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
  Net investment income                                        $ 19,119        40,112
----------------------------------------------------------------------------------------
  Net realized gain                                                 421           791
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           2,256           389
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations             21,796        41,292
----------------------------------------------------------------------------------------
Distribution from net investment income:
  Common shares                                                 (16,749)      (33,314)
----------------------------------------------------------------------------------------
  Remarketed preferred shares                                    (3,898)       (7,709)
----------------------------------------------------------------------------------------
Total dividends to shareholders                                 (20,647)      (41,023)
----------------------------------------------------------------------------------------
Proceeds from common shares issued in reinvestments of
dividends (170 and 347 shares, respectively)                      2,307         4,667
----------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      3,456         4,936
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Beginning of period                                             686,179       681,243
----------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$10,908 and $12,436, respectively)                             $689,635       686,179
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Municipal Income Trust
                             (the Fund) is registered under the Investment
                             Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1998, amounting to approximately $8,632,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period ending 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays common share dividends on a monthly basis. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             REMARKETED PREFERRED SHARES. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C and 10,700 Series D remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .55% of average weekly net assets.
                             The Fund incurred a management fee of $1,994,000 for the six months ended May 31, 1998.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $29,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $79,719
                             Proceeds from sales                       80,594

FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS
                                                    ENDED               YEAR ENDED NOVEMBER 30,
                                                   MAY 31,     ------------------------------------------
                                                     1998        1997      1996      1995      1994
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  12.33       12.31     12.41     11.12     13.25
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .50        1.04      1.07      1.10      1.10
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               .08         .05      (.10)     1.29     (1.84)
---------------------------------------------------------------------------------------------------------
Total from investment operations                        .58        1.09       .97      2.39      (.74)
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income to
  common shareholders                                   .44         .87       .87       .87       .87
---------------------------------------------------------------------------------------------------------
  Distribution from net investment income to
  preferred shareholders (common share
  equivalent)                                           .10         .20       .20       .23       .16
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain to common
  shareholders                                           --          --        --        --       .36
---------------------------------------------------------------------------------------------------------
Total dividends                                         .54        1.07      1.07      1.10      1.39
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  12.37       12.33     12.31     12.41     11.12
---------------------------------------------------------------------------------------------------------
Market value, end of period                        $  13.50       14.13     13.13     12.63     11.00
---------------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE (NOT ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Based on net asset value                               3.90%       7.57      6.56     20.00     (7.36)
---------------------------------------------------------------------------------------------------------
Based on market value                                 (1.17)%     15.16     11.57     23.55     (4.66)
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS EXCLUDING PREFERRED SHARES EQUITY (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                               1.05%       1.01      1.06      1.01      1.03
---------------------------------------------------------------------------------------------------------
Net investment income                                  8.05%       8.66      8.87      9.22      9.04
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS INCLUDING PREFERRED SHARES EQUITY (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                .72%        .69       .72       .69       .70
---------------------------------------------------------------------------------------------------------
Net investment income                                  5.54%       5.92      6.03      6.23      6.13
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets at end of period, net of remarketed
preferred shares (in thousands)                    $474,635     471,179   466,243   464,684   414,790
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                     20%          7        26        19        12
---------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at end of period:
  Aggregate amount outstanding (in thousands)      $215,000     215,000   215,000   215,000   215,000
  Asset coverage per share                         $ 16,000      16,000    15,800    15,800    14,600
  Liquidation and market value per share           $  5,000       5,000     5,000     5,000     5,000
---------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year. Ratios exclude the effect of dividends to preferred shareholders. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING


SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Municipal Income Trust shareholders were asked to vote on three separate issues: election of a member to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, and approval of a new investment management agreement with Scudder Kemper Investments, Inc. The following are the results for each issue:

1) Election of Trustees

                               For              Withheld
   Edmond D. Villani        27,555,177          513,495

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

      For                   Against             Abstain
   68,234,871               162,695             231,107

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

                                                Broker
      For        Against      Abstain           Non-Votes
   66,000,400    407,774      585,713           1,634,785

TRUSTEES & OFFICERS

TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK S. CASADY             CHRISTOPHER J. MIER
Chairman and Trustee            President                  Vice President

JAMES E. AKINS                  PHILIP J. COLLORA          ROBERT C. PECK, JR.
Trustee                         Vice President and         Vice President
                                Secretary
ARTHUR R. GOTTSCHALK                                       KATHRYN L. QUIRK
Trustee                         JOHN R. HEBBLE             Vice President
                                Treasurer
FREDERICK T. KELSEY                                        LINDA J. WONDRACK
Trustee                         JERARD K. HARTMAN          Vice President
                                Vice President
FRED B. RENWICK                                            MAUREEN E. KANE
Trustee                         THOMAS W. LITTAUER         Assistant Secretary
                                Vice President
JOHN B. TINGLEFF                                           CAROLINE PEARSON
Trustee                         ANN M. MCCREARY            Assistant Secretary
                                Vice President
EDMOND D. VILLANI                                          ELIZABETH C. WERTH
Trustee                                                    Assistant Secretary

JOHN G. WEITHERS
Trustee



--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419006
                                      Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105

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